Report as of the end of semiannual period:  4/30/2012(a)
          or fiscal year:   /  /    (b)
     Is this a transition report? (Y or N): N
Is this form being completed by the registrant? (Y or N): Y
Is this an amendment to a previous filing? (Y or N): N
Is this a change to a previous filing? (Y or N): N

1.A)  Registrant Name:  DIREXION SHARES ETF TRUST
  B)  File Number:      811-22201
  C)  Telephone Number: 8664767523
2.A)  Street: 1301 Avenue of the Americas (6th Ave), 35th Floor
  B)  City: NEW YORK    C) State: NY D) Zip Code: 10019 Zip Ext.:
  E)  Foreign Country:   Foreign Postal Code:

3. Is this the first filing on this form by the Registrant?(Y or N) ----- N
4. Is this the last filing on this form by the Registrant?(Y or N) ------ N
5. Is Registrant a small business investment company (SBIC)?(Y or N) ---- N
6. Is Registrant a unit investment trust (UIT)?(Y or N) ------------- N

7.A)  Is Registrant a series or multiple portfolio company?(Y or N) ----- Y
  B) How many separate series or portfolios did Registrant have at the end of the period? ------------------------- 55

   SCREEN NUMBER:  1


7.C)  List the name of each series or portfolio
and give a consecutive number to each series or
portfolio starting with the number 1. USE THIS SAME
NUMERICAL DESIGNATION FOR EACH SERIES OR PORTFOLIO IN
 THE SERIES INFORMATION BLOCK IN THE TOP RIGHT CORNER
 OF THE SCREENS SUBMITTED IN
THIS FILING AND IN ALL SUBSEQUENT FILINGS ON THIS FORM.  THIS INFOR-
MATION IS REQUIRED EACH TIME THE FORM IS FILED.         Is this the
Series         last filing Number  Series Name         for this series?
         (Y or N)
      91         DIREXION DAILY TOTAL BOND MARKET BEAR 1X SHARES     N
      92
      93
      94
      95
      96
      97
      98
      99
     100         DIREXION DAILY SOUTH KOREA BULL 3X SHARES  N
     101         DIREXION DAILY SOUTH KOREA BEAR 3X SHARES  N
     102         DIREXION DAILY TAIWAN BULL 3X SHARES       N
     103         DIREXION DAILY TAIWAN BEAR 3X SHARES       N
     104         DIREXION DAILY CORPORATE BOND BEAR 1X SHARES        N
     105         DIREXION DAILY CORPORATE BOND BULL 3X SHARES        N
     106         DIREXION DAILY CORPORATE BOND BEAR 3X SHARES        N
     107         DIREXION DAILY DEVELOPED MARKETS BEAR 1X SHARES     N
     108         DIREXION DAILY DOW 30 BEAR 1X SHARES       N
     109         DIREXION DAILY HIGH YIELD BULL 3X SHARES   N
     110         DIREXION DAILY HIGH YIELD BEAR 3X SHARES   N
     111         DIREXION DAILY LARGE CAP BEAR 1X SHARES    N
     112         DIREXION DAILY LARGE CAP GROWTH BULL 3X SHARES      N
     113         DIREXION DAILY LARGE CAP GROWTH BEAR 3X SHARES      N
     114         DIREXION DAILY LARGE CAP VALUE BULL 3X SHARES       N
     115         DIREXION DAILY LARGE CAP VALUE BEAR 3X SHARES       N
     116         DIREXION DAILY MUNICIPAL BOND TAXABLE BULL 3X SH    N
     117         DIREXION DAILY MUNICIPAL BOND TAXABLE BEAR 1X SH    N
     118         DIREXION DAILY SMALL CAP BEAR 1X SHARES    N
     119         DIREXION DAILY TIPS BULL 3X SHARES         N
     120         DIREXION DAILY TIPS BEAR 3X SHARES         N
     121         DIREXION DAILY TOTAL BOND MARKET BULL 3X SHARES     N
     122         DIREXION DAILY TOTAL MARKET BEAR 1X SHARES N
     123         DIREXION NASDAQ VOLATILITY RESPONSE SHARES N
     124
     125         DIREXION WIRELESS COMMUNICATIONS SHARES    N
     126         INDIASHARES CONSUMER SHARES       N
     127         INDIASHARES ENERGY & UTILITIES SHARES      N
     128         INDIASHARES FINANCIAL SHARES      N
     129         INDIASHARES FIXED-INCOME SHARES   N
     130         INDIASHARES INDUSTRIAL SHARES     N
     131         INDIASHARES INFRASTRUCTURE SHARES          N
     132         INDIASHARES MATERIALS SHARES      N
     133         INDIASHARES MID- & SMALL- CAP SHARES       N
     134         INDIASHARES TECHNOLOGY & TELECOMMUNICATION SHARES   N
     135         QUANTUM-ISE ENHANCED BROAD MARKET SHARES   N
     136         QUANTUM-ISE ENHANCED LARGE-CAP SHARES      N
     137         QUANTUM-ISE ENHANCED SMALL-CAP SHARES      N
     138         DIREXION DAILY EMERGING MARKET BEAR 1X SHARES       N
     139         DIREXION NASDAQ-100(R) EQUAL WEIGHTED INDEX SHARES  N
     140         DIREXION ALL CAP INSIDER SENTIMENT SHARES  N
     141         DIREXION DAILY INDUSTRIAL BULL 3X SHARES   N
     142         DIREXION DAILY INDUSTRIAL BEAR 3X SHARES   N
     143         DIREXION DAILY JUNIOR GOLD MINERS INDEX BULL 3X SH  N
     144         DIREXION DAILY JUNIOR GOLD MINERS INDEX BEAR 3X SH  N
     145         DIREXION DAILY SILVER MINERS BULL 3X SHARES         N
     146         DIREXION DAILY SILVER MINERS BEAR 3X SHARES         N
     147         DIREXION DAILY TURKEY BULL 3X SHARES       N
     148         DIREXION DAILY TURKEY BEAR 3X SHARES       N
     149         DIREXION LARGE CAP INSIDER SENTIMENT SHARES         N
     150         DIREXION PRIMARY TACTICAL ADVANTAGE SHARES N
     151         DIREXION S&P LATIN AMERICA 40 RC VOLATILITY RESPON  N
     152         DIREXION S&P RC 1500 VOLATILITY RESPONSE SHARE      N
     153         DIREXION S&P RC 500 VOLATILITY RESPONSE SHARES      N
     154         DIREXION S&P RC 600 VOLATILITY RESPONSE SHARES      N
     155
     156
     157
     158
     159
     160

  Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more series.
   SCREEN NUMBER:  2


    This page
             being
             filed for
             series  91.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): Y
 NOTE: If answer is N (No), please go on to screen 15.

   SCREEN NUMBER: 13

    This page
             being
             filed for
             series  122.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): Y
 NOTE: If answer is N (No), please go on to screen 15.


   SCREEN NUMBER: 13

    This page
             being
             filed for
             series  139.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): N
 NOTE: If answer is N (No), please go on to screen 15.


   SCREEN NUMBER: 13

    This page
             being
             filed for
             series  140.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): Y
 NOTE: If answer is N (No), please go on to screen 15.


   SCREEN NUMBER: 13


    This page
             being
             filed for
             series  149.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): Y
 NOTE: If answer is N (No), please go on to screen 15.


   SCREEN NUMBER: 13

    This page
             being
             filed for
             series  151.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): N
 NOTE: If answer is N (No), please go on to screen 15.


   SCREEN NUMBER: 13

    This page
             being
             filed for
             series  152.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): N
 NOTE: If answer is N (No), please go on to screen 15.


   SCREEN NUMBER: 13

    This page
             being
             filed for
             series  153.


24. At the end of the current period, did the Registrant/Series hold any securities of the Registrants/Series regular brokers or dealers or of the parents of such brokers or dealers that derive more than 15% of gross revenue from securities-related activities? (Y or N): N
 NOTE: If answer is N (No), please go on to screen 15.


   SCREEN NUMBER: 13



             This page being
             filed for series  91.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)
 MORGAN STANLEY & CO,. INC.          13-2655998     E         2910

Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14


             This page being
             filed for series  122.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)
MORGAN STANLEY & CO,. INC.          13-2655998     E  580

Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14


             This page being
             filed for series  139.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)


Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14









             This page being
             filed for series  140.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)
 CITIGROUP, INC.   76-0355802     E 63

Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14



             This page being
             filed for series  149.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)
 CITIGROUP, INC.   76-0355802     E 75
 GOLDMAN SACHS & CO.         13-5108880    E 15

Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14

             This page being
             filed for series  151.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)


Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14

             This page being
             filed for series  152.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)


Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14



             This page being
             filed for series  153.

25. List below the information requested about Registrants/Series holdings of the securities of the Registrants/Series regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
             Type of  Value of any
 Name of Regular Broker or     IRS     Security   Securities
 Dealer or Parent (Issuer)    Number    Owned    Owned at end
             D=debt    of current
            E=equity     period
          (000s omitted)


Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
   SCREEN NUMBER: 14


28. Monthly Sales and Repurchases of      filed for series 91.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $     3750
B) Second month of period $        0    $        0    $        0     $    20549
C) Third  month of period $        0    $        0    $        0     $        0
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $        0    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $        0    $        0    $        0     $    24299

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17





     28. Monthly Sales and Repurchases of      filed for series 122.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $        0
B) Second month of period $        0    $        0    $        0     $        0
C) Third  month of period $        0    $        0    $        0     $        0
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $        0    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $        0    $        0    $        0     $        0

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17




     28. Monthly Sales and Repurchases of      filed for series 139.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $        0
B) Second month of period $        0    $        0    $        0     $        0
C) Third  month of period $        0    $        0    $        0     $        0
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $     3985    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $     3985    $        0    $        0     $        0

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17




28. Monthly Sales and Repurchases of      filed for series 140.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $        0
B) Second month of period $     4000    $        0    $        0     $        0
C) Third  month of period $     2138    $        0    $        0     $        0
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $        0    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $     6138    $        0    $        0     $        0

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17




28. Monthly Sales and Repurchases of      filed for series 149.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $        0
B) Second month of period $     4000    $        0    $        0     $        0
C) Third  month of period $        0    $        0    $        0     $        0
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $        0    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $     4000    $        0    $        0     $        0

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17









28. Monthly Sales and Repurchases of      filed for series 151.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $        0
B) Second month of period $        0    $        0    $        0     $        0
C) Third  month of period $     4000    $        0    $        0     $        0
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $        0    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $     4000    $        0    $        0     $        0

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17





28. Monthly Sales and Repurchases of      filed for series 152.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $        0
B) Second month of period $        0    $        0    $        0     $        0
C) Third  month of period $     4000    $        0    $        0     $        0
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $        0    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $     4000    $        0    $        0     $        0

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17








28. Monthly Sales and Repurchases of      filed for series 153.
    Registrants/Series Shares:

         Total NAV       Total NAV          Total NAV
         of Shares       of Shares     Total NAV     of Shares
         Sold: New      Sold: Reinv.   of Shares    Redeemed and
    Month of      Sales (Incl.    of Dividends     Sold:      Repurchased
 Current Period    Exchanges)    & Distributions   Other   (Incl. Exchanges)
           (000s omitted)    (000s omitted)

A) First  month of period $        0    $        0    $        0     $        0
B) Second month of period $        0    $        0    $        0     $        0
C) Third  month of period $    44410    $        0    $        0     $    40461
D) Fourth month of period $        0    $        0    $        0     $        0
E) Fifth  month of period $        0    $        0    $        0     $        0
F) Sixth  month of period $        0    $        0    $        0     $        0
G)      Total    $    44410    $        0    $        0     $    40461

H) Total NAV of Registrants/Series share sales during the
   period subject to a sales load (000s omitted)         $        0
   (Note: 28H is the total of six months and must be less than or equal to 28G1 + 28G2 + 28G3)

   SCREEN NUMBER: 17





Contracts             This page being
             filed for series 91.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.450%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23







Contracts           This page being
           filed for series 122.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.450%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23


Contracts           This page being
           filed for series 139.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.300%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23





Contracts           This page being
           filed for series 140.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.450%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23



Contracts           This page being
           filed for series 149.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.450%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23








Contracts           This page being
           filed for series 151.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.450%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23


Contracts           This page being
           filed for series 152.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.450%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23









Contracts           This page being
           filed for series 153.
45. Did Registrant/Series have an advisory contract during the period? (If N (No), jump to screen 26 for your next screen.) ----------- Y
46. Did Registrant/Series pay more than one investment adviser directly for investment advice during the period? (If Y (Yes), answer items 47-52 in the aggregate for all such investment advisers.) -------- N
47. Was Registrants/Series advisory fee based solely on a percentage of its assets? (Y or N) ----------------------------- Y
48. If answer to 47 is Y (Yes), fill in the table or the single fee rate applied to Registrants/Series assets based on the advisory contract.
          SINGLE FEE RATE -------  0.450%
 STEP:     ASSET VALUE ($000s omitted)     ANNUAL FEE RATE
    A) first   -     $       0          0.000%
    B) of next -     $       0          0.000%
    C) of next -     $       0          0.000%
    D) of next -     $       0          0.000%
    E) of next -     $       0          0.000%
    F) of next -     $       0          0.000%
    G) of next -     $       0          0.000%
    H) of next -     $       0          0.000%
    I) of next -     $       0          0.000%
    J) of next -     $       0          0.000%
    K) over    -     $       0          0.000%
   SCREEN NUMBER: 23

            This page being
              filed for series  91.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26














            This page being
              filed for series  122.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26



            This page being
              filed for series  139.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26


            This page being
              filed for series  140.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26


            This page being
              filed for series  149.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26

            This page being
              filed for series  151.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26


            This page being
              filed for series  152.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26


            This page being
              filed for series  153.
    MISCELLANEOUS INFORMATION


55. Did Registrant/Series have any of the following
    outstanding at any time during the current period      (Y or N)
    which exceeded 1% of aggregate net assets?

    A) Overdrafts ------------------------------    N
    B) Bank Loans ------------------------------    N


56. During the period did the Registrants/Series investment adviser(s)
    have advisory clients other than investment companies? -----    N


57. Did the Registrant/Series adjust the number of its shares
    outstanding by means of a stock split or stock dividend? -------    N

   SCREEN NUMBER: 26


66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  91.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30





66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  122.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30



66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  139.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30
66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  140.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30



66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  149.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30








66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  151.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30


66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  152.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30


66.A) Is the Registrant/Series a fund that       This page being
      usually invests in equity securities,      filed for series  153.
      options & futures on equity securities,
      indices of equity securities or securities convertible into equity securities? ----------------- Y
If answer is N, go to item 67. Otherwise place a Y on the line below which best describes its primary investment objective (place an N on other lines).

         B) Aggressive capital appreciation ---------------
         C) Capital appreciation ----------------------
         D) Growth --------------------------------
         E) Growth and income -------------------------
         F) Income --------------------------------
         G) Total return --------------------------Y

67. Is the Registrant/Series a balanced fund? (Y or N) ------------ N
68. Does the Registrant/Series have more than 50% of its net assets at the end of the current period invested in:
         A) The securities of issuers engaged primarily in the pro-duction or distribution of precious metals? (Y or N) ------ N
         B) The securities of issuers located primarily in countries other than the United States? (Y or N) ------------ N
69. Is the Registrant/Series an index fund? (Y or N) ---------- Y

   SCREEN NUMBER: 30

     INVESTMENT PRACTICES      filed for series  91.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  Y
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  Y

   SCREEN NUMBER: 31





    INVESTMENT PRACTICES      filed for series  122.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  Y
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  Y

   SCREEN NUMBER: 31



     INVESTMENT PRACTICES      filed for series  139.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  N
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  N

   SCREEN NUMBER: 31



     INVESTMENT PRACTICES      filed for series  140.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  N
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  N

   SCREEN NUMBER: 31

     INVESTMENT PRACTICES      filed for series  149.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  N
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  N

   SCREEN NUMBER: 31


     INVESTMENT PRACTICES      filed for series  151.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  Y
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  N

   SCREEN NUMBER: 31
             This page being





     INVESTMENT PRACTICES      filed for series  152.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  Y
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  N

   SCREEN NUMBER: 31

     INVESTMENT PRACTICES      filed for series  153.
70.      Activity          Permitted by invest-  Engaged in
            ment policies?     this period?
           (Y or N)    (Y or N)
A) Writing or investing in repurchase agreements  Y  N
B) Writing or investing in options on equities    Y  N
C) Writing or investing in options on debt securities      Y  N
D) Writing or investing in options on stock indices        Y  N
E) Writing or investing in interest rate futures  Y  N
F) Writing or investing in stock index futures    Y  N
G) Writing or investing in options on futures     Y  N
H) Writing or investing in options on stock index futures  Y  N
I) Writing or investing in other commodity futures         Y  N
J) Investments in restricted securities  Y  N
K) Investments in shares of other investment companies     Y  Y
L) Investments in securities of foreign issuers   Y  N
M) Currency exchange transactions        Y  N
N) Loaning portfolio securities          Y  N
O) Borrowing of money           Y  N
P) Purchases/sales by certain exempted affiliated persons  Y  N
Q) Margin purchases    Y  N
R) Short selling       Y  N

   SCREEN NUMBER: 31

71. Portfolio turnover rate for the current      filed for series 91.
reporting period

   A) Purchases ($000s omitted) ----------------------  $     0
   B) Sales [including all maturities] ($000s omitted) -------  $     0
   C) Monthly average value of portfolio ($000s omitted) -----  $     0
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))    0%
NOTE: Item 71D) should be a whole number; round if necessary.





72.A) How many months do the answers to 72 and 73 cover? -------  6 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $       0
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $       54
   G) Administrator(s) fees -----------------------  $       7
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32

             This page being
71. Portfolio turnover rate for the current      filed for series 122.
reporting period

   A) Purchases ($000s omitted) ----------------------  $     0
   B) Sales [including all maturities] ($000s omitted) -------  $     0
   C) Monthly average value of portfolio ($000s omitted) -----  $     0
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))    0%
NOTE: Item 71D) should be a whole number; round if necessary.

      FINANCIAL INFORMATION

72.A) How many months do the answers to 72 and 73 cover? -------  6 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $       0
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $       8
   G) Administrator(s) fees -----------------------  $       1
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32





             This page being
71. Portfolio turnover rate for the current      filed for series 139.
reporting period

   A) Purchases ($000s omitted) ----------------------  $    29
   B) Sales [including all maturities] ($000s omitted) -------  $    29
   C) Monthly average value of portfolio ($000s omitted) -----  $ 1,965
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))     1%
NOTE: Item 71D) should be a whole number; round if necessary.





72.A) How many months do the answers to 72 and 73 cover? -------  2 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $       2
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $       1
   G) Administrator(s) fees -----------------------  $       0
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32




             This page being
71. Portfolio turnover rate for the current      filed for series 140.
reporting period

   A) Purchases ($000s omitted) ----------------------  $18,152
   B) Sales [including all maturities] ($000s omitted) -------  $14,166
   C) Monthly average value of portfolio ($000s omitted) -----  $5,116
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))    277%
NOTE: Item 71D) should be a whole number; round if necessary.





72.A) How many months do the answers to 72 and 73 cover? -------  5 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $      26
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $      11
   G) Administrator(s) fees -----------------------  $       2
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32




             This page being
71. Portfolio turnover rate for the current      filed for series 149.
reporting period

   A) Purchases ($000s omitted) ----------------------  $12,574
   B) Sales [including all maturities] ($000s omitted) -------  $8,585
   C) Monthly average value of portfolio ($000s omitted) -----  $3,519
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))    244%
NOTE: Item 71D) should be a whole number; round if necessary.





72.A) How many months do the answers to 72 and 73 cover? -------  5 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $      24
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $       8
   G) Administrator(s) fees -----------------------  $       1
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32


             This page being
71. Portfolio turnover rate for the current      filed for series 151.
reporting period

   A) Purchases ($000s omitted) ----------------------  $ 3,777
   B) Sales [including all maturities] ($000s omitted) -------  $     0
   C) Monthly average value of portfolio ($000s omitted) -----  $2,661
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))     0%
NOTE: Item 71D) should be a whole number; round if necessary.





72.A) How many months do the answers to 72 and 73 cover? -------  4 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $       0
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $       6
   G) Administrator(s) fees -----------------------  $       1
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32



             This page being
71. Portfolio turnover rate for the current      filed for series 152.
reporting period

   A) Purchases ($000s omitted) ----------------------  $ 3,667
   B) Sales [including all maturities] ($000s omitted) -------  $    51
   C) Monthly average value of portfolio ($000s omitted) -----  $ 2,797
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))    2%
NOTE: Item 71D) should be a whole number; round if necessary.





72.A) How many months do the answers to 72 and 73 cover? -------  4 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $      16
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $       6
   G) Administrator(s) fees -----------------------  $       1
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32




             This page being
71. Portfolio turnover rate for the current      filed for series 153.
reporting period

   A) Purchases ($000s omitted) ----------------------  $31,248
   B) Sales [including all maturities] ($000s omitted) -------  $     0
   C) Monthly average value of portfolio ($000s omitted) -----  $ 2,973
   D) Percent turnover (use lesser of 71A) or 71B) divided by 71C))    0%
NOTE: Item 71D) should be a whole number; round if necessary.





72.A) How many months do the answers to 72 and 73 cover? -------  4 months
      INCOME      (000s omitted)
   B) Net interest income -------------------------  $       0
   C) Net dividend income -------------------------  $      18
   D) Account maintenance fees --------------------  $       0
   E) Net other income ----------------------------  $       0
      EXPENSES
   F) Advisory fees ---------------------------  $       8
   G) Administrator(s) fees -----------------------  $       1
          (Negative answers are allowed)
   H) Salaries and other compensation -----------------  $       0

   SCREEN NUMBER: 32



             This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 91.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        6
   J) Custodian fees --------------------- $        2
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        0
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        8
   S) Legal fees ------------------------- $        1
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $       26
   X) Total expenses --------------------- $      104

   SCREEN NUMBER: 33

             This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 122.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        6
   J) Custodian fees --------------------- $        1
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        0
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        8
   S) Legal fees ------------------------- $        0
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $       36
   X) Total expenses --------------------- $       60

   SCREEN NUMBER: 33




             This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 139.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        1
   J) Custodian fees --------------------- $        1
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        0
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        3
   S) Legal fees ------------------------- $        0
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $        4
   X) Total expenses --------------------- $       10

   SCREEN NUMBER: 33







           This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 140.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        5
   J) Custodian fees --------------------- $        3
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        2
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        7
   S) Legal fees ------------------------- $        0
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $       14
   X) Total expenses --------------------- $       44

   SCREEN NUMBER: 33






             This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 149.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        5
   J) Custodian fees --------------------- $        3
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        2
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        7
   S) Legal fees ------------------------- $        0
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $       13
   X) Total expenses --------------------- $       39

   SCREEN NUMBER: 33





             This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 151.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        4
   J) Custodian fees --------------------- $        3
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        2
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        6
   S) Legal fees ------------------------- $        1
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $       13
   X) Total expenses --------------------- $       36

   SCREEN NUMBER: 33






             This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 152.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        4
   J) Custodian fees --------------------- $        3
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        2
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        6
   S) Legal fees ------------------------- $        1
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $       13
   X) Total expenses --------------------- $       36

   SCREEN NUMBER: 33







             This page being
FINANCIAL INFORMATION (Cont. from Screen 32)     filed for series 153.

  EXPENSES (Negative answers are allowed)   For the period covered by this form
             ($000s omitted)
72.I) Shareholder servicing agent fees ----------- $        4
   J) Custodian fees --------------------- $        3
   K) Postage ---------------------------- $        0
   L) Printing expenses ---------------------- $        2
   M) Directors fees -------------------- $        0
   N) Registration fees ---------------------- $        0
   O) Taxes -------------------------- $        0
   P) Interest --------------------------- $        0
   Q) Bookkeeping fees paid to anyone
      performing this service ---------------- $        0
   R) Auditing fees ---------------------- $        6
   S) Legal fees ------------------------- $        1
   T) Marketing/distribution payments including
      payments pursuant to a rule 12b-1 plan --------- $        0
   U) Amortization of organization expenses ---------- $        0
   V) Shareholder meeting expenses --------------- $        0
   W) Other expenses --------------------- $       15
   X) Total expenses --------------------- $       40

   SCREEN NUMBER: 33




             This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 91.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $       27
   Z) Net investment income ------------------ $      -77
  AA) Realized capital gains ----------------- $        0
  BB) Realized capital losses ---------------- $      547
  CC) 1. Net unrealized appreciation during the period --- $      101
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $        0
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   0.0000
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34


           This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 122.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $       48
   Z) Net investment income ------------------ $      -12
  AA) Realized capital gains ----------------- $        0
  BB) Realized capital losses ---------------- $      254
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $      221
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $        0
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $      200
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   1.9964
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34





             This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 139.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $        8
   Z) Net investment income ------------------ $        0
  AA) Realized capital gains ----------------- $        0
  BB) Realized capital losses ---------------- $        9
  CC) 1. Net unrealized appreciation during the period --- $        0
      2. Net unrealized depreciation during the period --- $       46
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $        0
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   0.0000
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34





             This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 140.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $       29
   Z) Net investment income ------------------ $       11
  AA) Realized capital gains ----------------- $      442
  BB) Realized capital losses ---------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $       56
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $       12
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.0821
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   0.0000
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34





             This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 149.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $       28
   Z) Net investment income ------------------ $       13
  AA) Realized capital gains ----------------- $      207
  BB) Realized capital losses ---------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $       75
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $       13
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.1292
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   0.0000
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34





             This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 151.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $       30
   Z) Net investment income ------------------ $       -6
  AA) Realized capital gains ----------------- $        0
  BB) Realized capital losses ---------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $       27
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $        0
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   0.0000
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34






             This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 152.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $       30
   Z) Net investment income ------------------ $       10
  AA) Realized capital gains ----------------- $        1
  BB) Realized capital losses ---------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $      233
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $        0
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   0.0000
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34






             This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 153.

  EXPENSES (Negative answers are allowed    For the period covered by this form
   on this screen for 72Z only)         ($000s omitted)
72.Y) Expense reimbursements ----------------- $       32
   Z) Net investment income ------------------ $       10
  AA) Realized capital gains ----------------- $       95
  BB) Realized capital losses ---------------- $        0
  CC) 1. Net unrealized appreciation during the period --- $      209
      2. Net unrealized depreciation during the period --- $        0
  DD) 1. Total income dividends for which record date
         passed during the period ---------------- $        0
      2. Dividends for a second class of open-end
         company shares -----------------------$        0
  EE) Total capital gains distributions for which
      record date passed during the period ----------- $        0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
   A) 1. Dividends from net investment income -------- $   0.0000
      2. Dividends for a second class of open-end
         company shares ---------------------- $   0.0000
   B) Distribution of capital gains -------------- $   0.0000
   C) Other distributions -------------------- $   0.0000
   SCREEN NUMBER: 34






             This page being
             filed for series 91.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $   14,362
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $        0
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $    4,430
   J) Receivables from portfolio instruments sold -------- $        0
   K) Receivables from affiliated persons ------------ $        0
   L) Other receivables ---------------------- $        0
   M) All other assets ----------------------- $       13
   N) Total assets ----------------------- $   18,805


   SCREEN NUMBER: 35
             This page being
             filed for series 122.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $     2658
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $        0
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $      960
   J) Receivables from portfolio instruments sold -------- $        0
   K) Receivables from affiliated persons ------------ $        7
   L) Other receivables ---------------------- $        0
   M) All other assets ----------------------- $       25
   N) Total assets ----------------------- $     3650


   SCREEN NUMBER: 35






This page being
             filed for series 139.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $        3
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $    3,930
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $        0
   J) Receivables from portfolio instruments sold -------- $        0
   K) Receivables from affiliated persons ------------ $        5
   L) Other receivables ---------------------- $        0
   M) All other assets ----------------------- $        1
   N) Total assets ----------------------- $    3,939


   SCREEN NUMBER: 35



             This page being
             filed for series 140.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $       11
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $    6,622
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $        0
   J) Receivables from portfolio instruments sold -------- $        0
   K) Receivables from affiliated persons ------------ $        5
   L) Other receivables ---------------------- $        2
   M) All other assets ----------------------- $       19
   N) Total assets ----------------------- $    6,659


   SCREEN NUMBER: 35





             This page being
             filed for series 149.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $        5
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $    4,271
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $        0
   J) Receivables from portfolio instruments sold -------- $        0
   K) Receivables from affiliated persons ------------ $        6
   L) Other receivables ---------------------- $        3
   M) All other assets ----------------------- $       19
   N) Total assets ----------------------- $    4,304


   SCREEN NUMBER: 35






             This page being
             filed for series 151.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $      585
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $        0
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $    3,804
   J) Receivables from portfolio instruments sold -------- $        0
   K) Receivables from affiliated persons ------------ $       12
   L) Other receivables ---------------------- $        0
   M) All other assets ----------------------- $       51
   N) Total assets ----------------------- $    4,452


   SCREEN NUMBER: 35





             This page being
             filed for series 152.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $      223
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $        0
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $    3,932
   J) Receivables from portfolio instruments sold -------- $       51
   K) Receivables from affiliated persons ------------ $       12
   L) Other receivables ---------------------- $        0
   M) All other assets ----------------------- $       52
   N) Total assets ----------------------- $    4,270


   SCREEN NUMBER: 35






             This page being
             filed for series 153.
         As of the end of current reporting
74. Condensed balance sheet data:     period (000s omitted except
      for per share amounts)
   A) Cash --------------------------- $      111
   B) Repurchase agreements ------------------ $        0
   C) Short-term debt securities other than
      repurchase agreements ------------------ $        0
   D) Long-term debt securities including
      convertible debt-------------------- $        0
   E) Preferred, convertible preferred, and
      adjustable rate preferred stock ------------ $        0
   F) Common stock ----------------------- $        0
   G) Options on equities -------------------- $        0
   H) Options on all futures ----------------- $        0
   I) Other investments ---------------------- $    4,109
   J) Receivables from portfolio instruments sold -------- $        0
   K) Receivables from affiliated persons ------------ $       12
   L) Other receivables ---------------------- $        0
   M) All other assets ----------------------- $       51
   N) Total assets ----------------------- $    4,283


   SCREEN NUMBER: 35





             This page being
(Continued from Screen 35)     filed for series 91.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------- $        3
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $      517
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $   18,285
   U) 1. Number of shares outstanding ------------------        500
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    36.57
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------         84
   Y) Total value of assets in segregated accounts ------------- $    4,430
   SCREEN NUMBER: 36

             This page being
(Continued from Screen 35)     filed for series 122.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------- $        0
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $      388
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $     3262
   U) 1. Number of shares outstanding ------------------        100
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    32.62
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------         95
   Y) Total value of assets in segregated accounts ------------- $      960
   SCREEN NUMBER: 36





             This page being
(Continued from Screen 35)     filed for series 139.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------- $        0
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $        9
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $    3,930
   U) 1. Number of shares outstanding ------------------        100
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    39.30
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------        214
   Y) Total value of assets in segregated accounts ------------- $        0
   SCREEN NUMBER: 36


             This page being
(Continued from Screen 35)     filed for series 140.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------- $        0
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $       24
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $    6,635
   U) 1. Number of shares outstanding ------------------        150
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    44.23
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------        220
   Y) Total value of assets in segregated accounts ------------- $        0
   SCREEN NUMBER: 36






             This page being
(Continued from Screen 35)     filed for series 149.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------- $        0
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $       23
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $    4,281
   U) 1. Number of shares outstanding ------------------        100
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    42.81
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------        388
   Y) Total value of assets in segregated accounts ------------- $        0
   SCREEN NUMBER: 36




             This page being
(Continued from Screen 35)     filed for series 151.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $      412
   P) Amounts owed to affiliated persons --------------- $        0
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $       19
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $    4,021
   U) 1. Number of shares outstanding ------------------        100
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    40.21
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------        352
   Y) Total value of assets in segregated accounts ------------- $        0
   SCREEN NUMBER: 36



             This page being
(Continued from Screen 35)     filed for series 152.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------- $        0
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $       26
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $    4,244
   U) 1. Number of shares outstanding ------------------        100
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    42.44
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------        193
   Y) Total value of assets in segregated accounts ------------- $       75
   SCREEN NUMBER: 36




             This page being
(Continued from Screen 35)     filed for series 153.
   Condensed balance sheet data:         As of the end of current reporting
    period (000s omitted except for per
    share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased ------------- $        0
   P) Amounts owed to affiliated persons --------------- $        0
   Q) Senior long-term debt ------------------------ $        0
   R) Other liabilities:  1. Reverse repurchase agreements ----- $        0
        2. Short sales --------------- $        0
        3. Written options --------------- $        0
        4. All other liabilities ------------- $       20
   S) Senior equity ---------------------------- $        0
   T) Net assets of common shareholders ---------------- $    4,263
   U) 1. Number of shares outstanding ------------------        100
      2. Number of shares outstanding of a second class of shares of open-end company ----------------------- 0
   V) 1. Net asset value per share (to nearest cent) ----------- $    42.63
      2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ------------------ $     0.00
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ---------- $   0.0000
   X) Total number of shareholder accounts -----------------         75
   Y) Total value of assets in segregated accounts ------------- $       72
   SCREEN NUMBER: 36



             This page being
             filed for series 91.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $  24,937


76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37













             This page being
             filed for series 122.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $    3,561


76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37



             This page being
             filed for series 139.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $    2,644



76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37


         This page is being
             filed for series 140.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $    5,123


76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37




               This page being
             filed for series 149.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $    3,525



76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37


       This page is  being
             filed for series 151.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $    3,305


76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37




          This page is  being
             filed for series 152.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $    3,345



76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37





           This page is  being
             filed for series 153.



75. Average net assets during the current reporting period
    ($000s omitted).  Answer only one:

   A) Daily average (for money market funds) --------------- $       0

   B) Monthly average (for all other funds) ---------------  $   3,352



76. Market price per share at end of period (closed-end funds only)  $    0.00


   SCREEN NUMBER: 37